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                                                                   EXHIBIT 10.20


                             EMPLOYMENT AGREEMENT

          This Employment Agreement (this "Agreement") is entered into as of August 17, 2000 ("Effective Date") between INSYNQ, INC, a Delaware corporation with its principal offices located at 1101 Broadway Plaza, Tacoma, Washington 98402 (the "Company"), and David S. Wolfe, a resident of Encinitas, California (the "Employee").

     In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

     1.   Position. During the term of this Agreement, the Company will employ
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the Employee, and the Employee will serve the Company in the capacity of
Director of Mergers and Acquisitions. As long as Employee does not perform
                                      ------------------------------------
policy-making functions for the Company as described under Rule 16(a) (1) of the
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Securities Exchange Act of 1934, as amended. It is acknowledged that Employee's
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position is not as an "executive officer" of the Company as defined by the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended ("'33 Act"), or the Securities Exchange Act of 1934, as amended ("'34 Act"). The Company agrees not to report Employee as an executive officer in any of its periodic reports filed under 34 Act. The Employee will report directly to John P. Gorst, the Company's Chief Executive Officer and Chairman.

     2.   Duties. The Employee will perform duties described in Exhibit "A,"
          ------
attached to this Agreement and incorporated by this reference, together with such additional reasonably related duties assigned by the Chief Executive Officer or Board of Directors, none of which may include relocation from his current residence in San Diego County, California.

     3.   Exclusive Service. Except with respect to the matters specified below,
          -----------------
Employee will devote substantially all his working time and efforts to the business and affairs of the Company. The foregoing shall not, however, preclude the Employee: (a) from engaging in appropriate civic, charitable or religious activities; (b) from serving on the boards of directors of other entities, with the consent of the Company, which consent shall not be unreasonably withheld;
(c) from providing incidental assistance to family members on matters of family business, so long as the foregoing activities and service do not conflict with the Employee's responsibilities to the Company; (d) complete, manage and supervise Employee's personal business affairs including, but not limited to, two real estate projects/syndications common known as the "Tennessee land development" and the "Riverside airport hangar project". (e) complete open and pending matters with Employee's former employer, Tradeway Securities Group, Inc. ("Tradeway") including, but not limited to, KMS Energy, Inc.; and, (f) consulting to Alternative Logistic Technologies, Inc., an entity in which Employee has a significant equity position and financial interest. Company further acknowledges that Employee is a "licensed person" with the NASD and that Employee's U-4 is currently lodged with Tradeway where it will remain unless changed by Employee. Company agrees to allow Employee to keep his

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securities licenses active with Tradeway or another NASD member broker-dealer during the term hereof.

     4.   Term of Agreement.
          -----------------

          4.1  Initial Term. The Company agrees to continue the Employee's
               ------------
employment, and the Employee agrees to remain in the employ of the Company, pursuant to the terms of this Agreement for a period of three (3) years after the Effective Date, unless the Employee's employment is earlier terminated pursuant to the provisions of this Agreement.

          4.2  Renewal. The term of this Agreement shall be extended
               -------
automatically, without further action of either party, as of three (3) years after the Effective Date and on each succeeding anniversary of that date, for terms of one (1) year, unless on or before ninety (90) days prior to the last day of the term of this Agreement or any extension thereof, the Company or the Employee shall notify the other in writing of its intention not to renew this Agreement, in which case the Employee's employment shall terminate at the end of the original term or any extension thereof. If either party notifies the other of its intention not to renew this Agreement less than ninety (90) days prior to the end of the term of this Agreement or any extension thereof, then such termination shall be effective ninety (90) days from such notice. No notice of non-renewal may be given by either party after a renewal term has commenced. Any such renewal shall be upon such terms and conditions set forth in this Agreement, unless otherwise agreed between the Company and the Employee. The notice of non-renewal by either party shall in no way constitute a breach of this Agreement.

     5.   Compensation and Benefits.
          -------------------------

          5.1  Base Salary. The Employee's initial base annual salary will be
               -----------
$180,000 per year for the first year of his employment with the Company plus a signing bonus in consideration of Employee's agreement to accept employment with the Company in the form of an Incentive Stock Option for 25,000 shares of the Company's Common Stock at an exercise price of fair market value per share (the "First Option") which First Option shall vest on the effective date of this Agreement and be subject to the terms and conditions of the 2000 Long Term Incentive Plan. The Employee's base salary will be reviewed by the Chief Executive Officer and/or Board of Directors at least annually. Employee's salary will be payable as earned in accordance with the Company's customary payroll practice.

          5.2  Additional Benefits. The Company will provide the Employee and
               -------------------
Employee's family full coverage of the Company's Health, Dental and Vision plans. The Company will provide the Employee with a monthly auto allowance of $500.00 without the requirement of providing vouchers or receipts. The Employee will be eligible to participate in the Company's employee benefit plans of general application, including without limitation pension and profit-sharing plans, stock option, incentive or other bonus plans, life, disability, accident and other programs as they become available, paid vacations and sabbatical leave plans,

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

and similar plans or programs, in accordance with the rules established for individual participation in any such plan. The Employee will also be entitled to reasonable holidays and illness days with full pay in accordance with the Company's policy from time to time in effect. The Employee will be entitled to the same benefits extended to members of the senior management staff of the
                                                    ----------
Company, including but not limited to vacation accrual, if any.
                                                        ------

     5.3  Additional Stock Options. On the Effective Date, the Employee shall be
          ------------------------
granted a compensatory stock option in the form of an Incentive Stock Option for 225,000 shares of the Company's Common Stock at an exercise price of fair market value per share (the "Initial Option") subject to terms and conditions of the 2000 Long Term Incentive Program. Subject to Sections 7.2, 7.3 and 7.4 below, the Initial Option shall be vested as to and provided the Employee continues to be engaged under this Agreement on each of the vesting dates: 75,000 on the one year anniversary of the Effective Date (September 1, 2001), and thereafter 1/24 of the remaining shares subject to the Initial Option each month the Employee continues to be engaged under this Agreement. The shares issuable on exercise of the Initial Option shall be in all events fully vested on the third anniversary of the Effective Date.

     5.4  Additional Bonus. The Company will compensate the Employee an
          ----------------
additional bonus of 3% of the "Value" (as defined below) of any reorganization, purchase of assets, merger or other form of acquisition or similar transaction completed by the Company during the term of this Agreement, whether or not initiated by Employee or the Company or a third party. The bonus will be awarded in the form of 50% in cash and 50% in shares of Common Stock of the Company issued at 50% of the price per share for which the Value was determined so as to give effect to the restricted nature of such shares of Common Stock. The Company covenants and agrees to use its best efforts to register under Rule 415 any and all shares of Common Stock issuable under this Section 5.4 under the '33 Act as soon as practicable after the date hereof. "Value" shall mean the total consideration paid directly or indirectly by the Company or received by the seller (including the Company if it is the seller) in the transaction, whether in shares of common stock, notes, assumption of indebtedness or liabilities, cash or otherwise, including non-competition payments and/or consulting fees paid in addition or in lieu of the purchase price. Consideration other than cash shall be valued at fair market value based upon the "agreed value" in the transaction, or if no agreed value is specified, the Value shall be based upon the average mean bid and asked price of the shares of the Company's Common Stock for the five trading days prior to the closing of the transaction. All notes shall be Valued at face, irrespective to the terms of payment or interest rate on such notes.

     5.5  Legal Expenses. The Company shall promptly reimburse the Employee for
          --------------
all reasonable legal expenses incurred by the Employee in connection with the preparation of this Agreement, up to a maximum of $1,000.

     5.6  Expenses. The Company will reimburse (monthly) the Employee for all
          --------
reasonable and necessary expenses incurred by the Employee in connection with the Company's business, including cell phone, entertainment, airfare, automobile, hotel and miscellaneous expenses incurred by Employee, including travel to the Company's offices in Tacoma, Washington subject to the Company's
                                                      ------------------------
receipt of appropriate vouchers or receipts.
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     6.   Termination.
          -----------

               6.1  Events of Termination. The Employee's employment with the
                    ---------------------
Company shall terminate upon any one of the following:

               (a) Thirty (30) days after the date of a written notice sent to the Employee stating the Company's determination made in good faith that it is terminating the Employee for "Cause" as defined under Section 6.2 below ("Termination for Cause"); or

               (b) Thirty (30) days after the date of a written notice sent to the Employee stating the Company's determination made in good faith that, due to a mental or physical incapacity, the Employee has been unable to perform his duties under this Agreement for a period of not less than three (3) consecutive months ("Termination for Disability"); or

               (c)  Upon the Employee's death ("Termination Upon Death"); or

               (d) Upon the date of a written notice sent to the Company stating the Employee's determination made in good faith of "Constructive Termination" by the Company, as defined under Section 6.3 below ("Constructive Termination"); or

               (e) Thirty (30) days after the date of a notice sent to the Employee stating that the Company is terminating his employment, without Cause, which notice can only be given by the Company at any time after the Effective Date at the Company's sole discretion, for any reason or for no reason ("Termination Without Cause"); or

               (f) Thirty (30) days after the date of a notice sent to the Company from the Employee stating that the Employee is electing to terminate his employment with the Company ("Voluntary Termination").

          6.2  "Cause" Defined. For purposes of this Agreement, "Cause" for the
                --------------
Employee's termination will exist at any time after the occurrence of one or more of the following events:

          (a) Any willful act or acts of dishonesty undertaken by the Employee intended to result in substantial gain or personal enrichment of the Employee at the expense of the Company; or

          (b) Any willful act of gross misconduct which is materially and demonstrably injurious to the Company. No act, or failure to act, by the Employee shall be considered "willful" if done, or omitted to be done, by him in good faith and in the reasonable belief that his act or omission was in the best interest of the Company and/or required by applicable law.

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          6.3  "Constructive Termination" Defined. "Constructive Termination"
                ---------------------------------
shall mean:

          (a) A material reduction in the Employee's salary or benefits not agreed to by the Employee;

          (b) A material change in the Employee's responsibilities not agreed to by the Employee;

          (c) The Company's breach or failure to comply in any material respect with any material term of this Agreement after thirty (30) days written notice of the Employee's claim of such failure;

          (d) A requirement that the Employee relocate to an office that would increase the Employee's one-way commute distance by more than thirty (30) miles from his home in Encinitas, California; or

          (e) The failure of the Company to obtain the unconditional assumption of the Company's obligations to Employee under this Agreement by any successor entity or acquirer in any sale, reorganization or merger transaction.

          6.4  "Termination Without Cause" shall mean:
                -------------------------

          (a) Termination of the Employee's employment with the Company for any reason other than Cause; or

          (b) Termination of the Employee's employment with the Company for any reason following a Change in Control. "Change in Control" shall mean the occurrence of any of the following events: (i) a merger or consolidation involving the Company in which the shareholders of the Company immediately prior to such merger or consolidation own less that fifty percent (50%) of the voting power of the surviving corporation; (ii) the sale of all, or substantially all, of the assets of the Company; (iii) any "person" or "group" (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities representing more than fifty percent (50%) of the voting power of the Company then outstanding; or (iv) less than a majority of the Board of Directors are persons who were either nominated for election by the Board of Directors or were elected by the Board of Directors.

  7.  Effect of Termination.
      ---------------------

          7.1  Termination for Cause or Voluntary Termination. In the event of
               ----------------------------------------------
any termination of the Employee's employment pursuant to Section 6.1(a) or
Section 6.1(f), the Company shall immediately pay to the Employee the compensation and benefits accrued and otherwise payable to the Employee under
Section 5 through the date of termination. The

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

Employee's rights under the Company's benefit plans of general application shall be determined under the provisions of those plans.

          7.2  Termination for Disability. In the event of termination of
               --------------------------
employment pursuant to Section 6.1(b):

          (a) The Company shall immediately pay to the Employee the compensation and benefits accrued and otherwise payable to the Employee under
Section 5 through the date of termination;

          (b) For three (3) months after the termination of the Employee's employment, the Company shall pay the Employee: (i) his salary under Section 5.1 above at the Employee's then-current salary, less applicable withholding taxes, payable on the Company's normal payroll dates during that period; (ii) healthcare premium for a period of three months;

          (c) The Employee shall receive other benefit payments as provided in the Company's standard benefit plans, and

          (d) The Employee shall become fully and immediately vested in 100% of the shares issuable under the Initial Option.

          7.3  Termination Upon Death. In the event of termination of employment
               ----------------------
pursuant to Section 6.1(c), all obligations of the Company and the Employee shall cease, except the Company shall immediately pay to the Employee (or to the Employee's estate) the compensation and benefits accrued and otherwise payable to the Employee under Section 5 through the date of termination, and the Employee shall become fully and immediately vested in 100% of the shares issuable under the Initial Option.

          7.4  Constructive Termination or Termination Without Cause. In the
               -----------------------------------------------------
event of any termination of this Agreement pursuant to Section 6.1(d) or Section 6.1(e):

          (a) The Company shall immediately pay to the Employee the compensation and benefits accrued and otherwise payable to the Employee under
Section 5 through the date of termination;

          (b) For three (3) months after the termination of the Employee's employment, the Company shall pay the Employee: (i) his salary under Section 5.1 above at the Employee's then-current salary, less applicable withholding taxes, payable on the Company's normal payroll dates during that period; (ii) healthcare premium for a period of three months.

          (c) If the termination occurs within the first (12) twelve months following the Effective Date, in addition to the First Option, the Employee shall be vested in such number of shares of the Initial Option provided in
Section 5.3 equal to the product of 75,000 multiplied by the result of dividing the number of months the Employee has provided services to the Company by twelve; provided, however, in no event shall the vested amount of the Initial Option be less than 37,500 shares.

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

          (d) If the termination occurs for any reason after a Change in Control, then in addition to the foregoing benefits, the remainder of the Initial Option shall, as of the date of employment termination, be immediately 100% vested and shall remain exercisable for the periods specified in Section 5.3; provided, that if the total amount of the benefits available to the Employee under this Section 7.4, either alone or together with other payments which the Employee has the right to receive from the Company, would constitute a "parachute payment" as defined in Section 280G of the Internal Revenue Code
(the "Code"), then the Employee will receive whichever provides him with the greater economic benefit: (i) the total amount of such benefits; or (ii) the largest amount that would result in no portion of such benefits being subject to the excise tax imposed by Section 4999 of the Code. The determination of which of the foregoing would provide the greatest economic benefit to the Employee shall be made by an independent accounting firm the fees for which determination shall be paid by the Company.

     8.   Nondisclosure. The Employee acknowledges that during the course of his
          -------------
employment by the Company, the Company will provide, and the Employee will acquire, knowledge of special and unique value with respect to the Company's business operations, including, by way of illustration, the Company's existing and contemplated product line, trade secrets, compilations, business and financial methods or practices, plans, hardware and software technology products, systems, programs, projects and know-how, pricing, cost of providing service and equipment, operating and maintenance costs, marketing and selling techniques and information, customer data, customer names and addresses, customer service requirements, supplier lists, and confidential information relating to theCompany's policies, employees, and/or business strategy (all of such information herein referenced to as the "Confidential Information"). The Employee recognizes that the business of the Company is dependent upon Confidential Information and that the protection of the Confidential Information against unauthorized disclosure or use is of critical importance to the Company. The Employee agrees that, without prior written authorization of the Chief Executive Officer of the Company, the Employee will not, during his employment, divulge to any person, directly or indirectly, except to the Company or its officers and agents or as reasonably required in connection with the Employee's duties on behalf of the Company, or make independent use of, except on behalf of the Company, any of the Company's Confidential Information, whether acquired by the Employee during his employment or not. The Employee further agrees that the Employee will not, at any time after his employment has ended, use or divulge to any person directly or indirectly any Confidential Information, or use any Confidential Information in subsequent employment of any nature. If the Employee is subpoenaed, or is otherwise required by law to testify concerning Confidential Information, the Employee agrees to notify the Company upon receipt of a subpoena, or upon belief that such testimony shall be required. This nondisclosure provision shall survive the termination of this Agreement for any reason. The Employee acknowledges that the Company would not employ the Employee but for his covenants and promises contained in this Section 8.

     9.   Return of Documents. The Employee agrees that if the Employee's
          -------------------
relationship with the Company is terminated (for whatever reason), the Employee shall not remove or take with the Employee, but will leave with the Company or return to Company, all Confidential Information, records, files, data, memoranda, reports, customer lists, customer information, product information, price lists, documents and other information, in whatever form (including on computer disk), and any and all copies thereof, or if such items are not on the premises of the Company, the Employee agrees to return such items immediately upon the Employee's termination or the request of the Company. The Employee acknowledges that all such items are and remain the property of the Company.

     10.  No Interference or Solicitation. The Employee agrees that during his
          --------------------------------
employment, and for a period of twelve (12) months following the termination of his employment (for whatever reason), that neither he nor any individual, partner(s), limited partnership, corporation or other entity or business with which he is in any way affiliated, including, without limitation, any partner, limited partner, director, officer, shareholder, employee, or agent of any such entity or business, will: (i) request, induce or attempt to influence, directly or indirectly, any employee of the Company to terminate their employment with the Company; or (ii) employ any person who as of the date of this Agreement was, or after such date is or was, an employee of the Company. The Employee further agrees that during the period beginning with the commencement of the Employee's engagement with the Company and ending twelve (12) months after the termination of the Employee's employment with the Company (for whatever reason), he shall not, directly or indirectly, as an employee, agent, consultant, stockholder, director, partner or in any other individual or representative capacity of the Company or of any other person, entity or business, solicit or encourage any present or future customer, supplier, contractor, partner or investor of the Company to terminate or otherwise alter his, his or its relationship with the Company. This provision shall survive the termination of this Agreement for any reason.

     11.  Non-Competition. In consideration of the numerous mutual promises
          ----------------
contained in the Agreement between the Company and the Employee, including, without limitation, those involving Confidential Information, and in order to protect the Company's Confidential Information and to reduce the likelihood of irreparable damage which would occur in the event such information is provided to or used by a competitor of the Company, the Employee agrees that during his employment and for an additional period of six (6) months immediately following the termination by the Company of his employment for Cause or by Employee voluntarily terminating his employment, (the "Non-Competition Term"), not to, directly or indirectly, either through any form of ownership or as a director, officer, principal, agent, employee, employer, adviser, consultant, shareholder, partner, or in any individual or representative capacity whatsoever, without the prior written consent of the Company (which consent may be withheld in its sole discretion): (i) compete for or solicit business related to "Application Service Provider Services," then presently being offered by the Company to, for or on behalf of any person or business entity with a place of business in the United States or Canada; (ii) own, operate, participate in, undertake any employment with or have any interest in any entity with a place of business in the United States or Canada in the business of marketing and selling of Application Service Provider Services to persons or business entities, except owning publicly traded stock for investment purposes only in which the Employee owns less than 5%;
(iii) compete for or solicit application service provider services business from any customer of the Company (or its successors by merger); or (iv) use in any competition, solicitation, or marketing effort any Confidential Information, any proprietary list, any information concerning customers of the Company. "Application Service Provided Services" shall mean providing a combination of software applications, Web hosting and access and telecommunication integration through the Company's server based computing model.

     If, during any period within the Non-Competition Term, the Employee is not in compliance with the terms of this Section 11, the Company shall be entitled to, among other remedies, compliance by the Employee with the terms of this
Section 11 for an additional period equal to the period of such noncompliance. For purposes of this Agreement, the term "Non-Competition Term" shall also include this additional period. The Employee hereby acknowledges that the geographic boundaries, scope of prohibited activities and the time duration of the provisions of this Section 11 are reasonable and are no broader than are necessary to protect the legitimate business interests of the Company.

     This non-competition provision shall survive the termination of the Employee's employment and can only be revoked or modified by a writing signed by the parties which specifically states an intent to revoke or modify this provision. The Employee acknowledges that the Company would not employ him but for his covenants or promises contained in this Section 11.

     12.  Reformation of Section 11. The Company and the Employee agree and
          --------------------------
stipulate that the agreements and covenants not to compete contained in Section 11 hereof are fair and reasonable in light of all of the facts and circumstances of the relationship between the Employee and the Company; however, the Employee and the Company are aware that in certain circumstances courts have refused to enforce certain agreements not to compete. Therefore, in furtherance of, and not in derogation of the provisions of Section 11, the Company and the Employee agree that in the event a court should decline to enforce the provisions of
Section 11, that Section 11 shall be deemed to be modified or reformed to restrict the Employee's competition with the Company or its affiliates to the maximum extent, as to time, geography and business scope, which the court shall find enforceable; provided, however, in no event shall the provisions of Section 11 be deemed to be more restrictive to the Employee than those contained herein.

     13.  Injunctive Relief. The Employee acknowledges and agrees that the
          ------------------
agreements and covenants contained in this Agreement are essential to protect the Confidential Information, business, and goodwill of the Company. The Employee further acknowledges that the breach of any of the agreements contained herein, including, without limitation, the confidentiality covenants specified in Section 8, the non-solicitation covenants specified in Section 10, and the non-competition covenants contained in Section 11, will give rise to irreparable injury to the Company, inadequately compensable in damages. Accordingly, the Company shall be entitled to injunctive relief to prevent or cure breaches or threatened breaches of the provisions of this Agreement and to enforce specific performance of the terms and provisions hereof in any court of competent jurisdiction, in addition to any other legal or equitable remedies which may be available. The Employee further acknowledges and agrees that in the event of the termination of the Employee's employment with the Company, whether voluntary or involuntary, that the enforcement of a remedy hereunder by way of injunction shall not prevent the Employee from earning a reasonable livelihood. The Employee further acknowledges and agrees that the covenants contained herein are necessary for the protection of the Company's legitimate business interests and are reasonable in scope and content.

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     14.  Miscellaneous
          -------------

          14.1 Indemnification and Errors and Omissions Insurance.  The Company
               --------------------------------------------------
agrees to indemnify and defend the Employee to the full extent provided by Delaware law, and on terms no less favorable than any indemnification agreement the Company has at any time during the term of this Agreement with an executive or officer of the Company. The Company agrees to reimburse Employee upon demand for any costs incurred in requesting or obtaining indemnification under this paragraph.

          14.2 Arbitration. The Employee and the Company shall submit to
               -----------
mandatory binding arbitration to held in Pierce County, Washington, in any controversy or claim arising out of, or relating to, this Agreement or any breach hereof. Such arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association in effect at that time, and judgment upon the determination or award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator is hereby authorized to award to the prevailing party the costs (including reasonable attorneys' fees and expenses) of any such arbitration.

          14.3 Severability. If any provision of this Agreement shall be found
               ------------
by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision shall, to the extent allowable by law and the preceding sentence, be modified by such arbitrator or court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions continuing in full force and effect.

          14.4 No Waiver. The failure by either party at any time to require
               ---------
performance or compliance by the other of any of its obligations or agreements shall in no way affect the right to require such performance or compliance at any time thereafter. The waiver by either party of a breach of any provision hereof shall not be taken or held to be a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

          14.5 Assignment. This Agreement and all rights hereunder are personal
               ----------
to the Employee and may not be transferred or assigned by the Employee at any time. The Company may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor, or in connection with any sale, transfer or other disposition of all or substantially all of its business and assets, provided, however, that any such assignee assumes the Company's obligations hereunder.

          14.6 Withholding. All sums payable to the Employee hereunder shall be
               -----------
reduced by all federal, state, local and other withholding and similar taxes and payments required by applicable law.

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

          14.7   Entire Agreement.  This Agreement constitutes the entire and
                 ----------------
only agreement between the parties relating to employment of the Employee with the Company, and this Agreement supersedes and cancels any and all previous contracts, arrangements or understandings with respect thereto.

          14.8   Amendment.  This Agreement may be amended, modified,
                 ---------
superseded, cancelled, renewed or extended only by an agreement in writing executed by both parties hereto.

          14.9   Notices.  All notices and other communications required or
                 -------
permitted under this Agreement shall be in writing and hand delivered, sent by telecopier, sent by registered first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by telecopier, five (5) days after mailing if sent by mail, and one (1) day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party shall notify the other parties:

          If to the Company:

                 INSYNQ, INC.
                 Attn: John P. Gorst
                 1101 Broadway Plaza
                 Tacoma, Washington 98402

          If to the Employee:
                 David S. Wolfe
                 1375 Ravean Court
                 Encinitas, California 92024

          14.10  Binding Nature.  This Agreement shall be binding upon, and
                 --------------
inure to the benefit of, the successors and personal representatives of the respective parties hereto.

          14.11  Headings.  The headings contained in this Agreement are for
                 --------
reference purposes only and shall in no way affect the meaning or interpretation of this Agreement. In this Agreement, the singular includes the plural, the plural included the singular, the masculine gender includes both male and female referents, and the word "or" is used in the inclusive sense.

          14.12  Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed to be an original but all of which, taken together, constitute one and the same agreement.

          14.13  Governing Law.  This Agreement and the rights and obligations
                 -------------
of the parties hereto shall be construed in accordance with the laws of the State of Washington, without giving effect to the principles of conflict of laws.

          14.14  Attorneys' Fees. In the event of any claim, demand or suit
                 ---------------
arising out of or with respect to this Agreement, the prevailing party shall be entitled to reasonable costs and attorneys' fees, including any such costs and fees upon appeal.

          IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first above written.

"THE COMPANY"                                   "EMPLOYEE"

INSYNQ, INC.

    /s/ John P. Gorst                            /s/ David S. Wolfe
By:_______________________________              _______________________

John P. Gorst                                   David S. Wolfe
Chief Executive Officer & Chairman

                                  EXHIBIT "A"
                                      TO
                             EMPLOYMENT AGREEMENT

                              DUTIES OF EMPLOYEE
                              ------------------


     Coordinate and manage the merger and acquisition activities of the Company including negotiations, pricing and coordination of the legal documentation.

     Coordinate with market makers and analysts regarding the Company stock including promotion of the Company's activities and progress in press releases, 10K, 10Q, etc.

     Consult, advise, and assist the Chairman's activities as requested with particular emphasis in merger and acquisition technique, strategy and pricing.

     Assist the Chairman as directed in matters that benefit the Company's future and market presence.

     In performing the following duties, Employee shall not be required to spend any specific amount of time in Tacoma, Washington, although Employee recognizes that he may be required to travel to the Company's offices for one to two days per week during the term hereof.

                                Amendment #1 to
                             Employment Agreement



Adjustment of Compensation

Employee agrees to a reduction in compensation for a period three (3) months, or until such funding has been received by the Company in the amount of $1,000,000 or more. The adjustment of compensation shall equal $3,000.00 (30%) per payroll period and shall terminate upon the earliest of the above events.





Employee                                Insynq, Inc.


 /s/ David S. Wolfe                      /s/ John P. Gorst
---------------------------             --------------------------------
By:                                     By:


 /s/ David S. Wolfe                      John P. Gorst
---------------------------             --------------------------------
David S. Wolfe                          Print Name (John P. Gorst)

 September 27, 2000                      September 27, 2000
---------------------------             --------------------------------
Date                                    Date

                                AMENDMENT NO. 1
                             EMPLOYMENT AGREEMENT


Effective October 19, 2000, Employee shall be granted Non Qualified Stock Option ("Option") for 300,000 shares of the Company's Common Stock and such Options shall vest in the following manner:

The first 150,000 shares shall vest when Insynq secures $500,000 financing, whether debt or equity line

The remaining 150,000 shares shall vest when Insynq, Inc. secures financing in the amount of $500,000 or greater, whether debt or equity line.

                      NONQUALIFIED STOCK OPTION AGREEMENT
                             UNDER THE INSYNQ, INC.
                         2000 LONG TERM INCENTIVE PLAN


     Date of Grant:       October 19, 2000

     Name of Optionee:    David Wolfe

     Number of Shares:    300,000

     Price Per Share:     $.81, the Closing Price of a share of Insynq, Inc. on
                          October 19, 2000.

     Insynq, Inc. (the "Company"), hereby grants to the above-named Optionee (the "Optionee") an option (the "Option") to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $.001 par value (the "Stock"), of the Company set forth above pursuant to Insynq, Inc. 2000 Long Term Incentive Plan (the "Plan"). This Option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.   Terms.  The terms and conditions of the Option granted hereby, to the
          -----
extent not controlled by the terms and conditions contained in the Plan, are as follows:

          a.   Price.  The price at which each share of Stock subject to this
               -----
     Option may be purchased shall be the price set forth above, subject to any adjustments that may be made pursuant to the terms of the Plan.

          b.   Exercise and Vesting.  This Option shall be fully vested on the
               --------------------
     Date of Grant and may be exercised only during the period between October 19, 2000 and October 19, 2010. This Option may be exercised in whole or in part. Except as set forth in Section 4 hereof, the Optionee may not exercise this Option unless at the time of exercise he has provided services to the Company and/or a Subsidiary of the Company continuously since the Date of Grant, and this Option shall terminate and be forfeited thirty (30) days following the date the Optionee ceases to provide services to the Company. This Option shall be exercisable during the lifetime of the Optionee only by him or his guardian or legal representative. Neither the Optionee nor any person exercising this Option pursuant to Section 4 hereof may exercise this Option for a fraction of a share.

     2.   Exercise and Payment.
          --------------------

          a.   Manner of Exercise. The Optionee (or his representative,
               ------------------
     guardian, devisee or heir, as applicable) may exercise any portion of this Option that has become exercisable in accordance with the terms hereof as to all or any of the shares of stock by giving written notice of exercise to the Company, in form satisfactory to the Board, specifying the number of shares to be purchased and accompanying such notice with payment of the full purchase price therefor in (i) lawful United States currency or (ii) partially or entirely in whole shares of Stock of the Company with a Fair Market Value per share (as defined in the Plan) equal to the Option Price for such number of shares as of the close of business on the immediately preceding business day, with the balance, if any, to be paid in cash. This Option may not be exercised for less than fifty (50) shares of Stock or the number of shares of Stock remaining subject to this Option, whichever is smaller. The election shall state the address to which dividends, notices, reports, etc. are to be sent, and shall contain the Optionee's social security number. Only one (1) certificate evidencing the Stock will be issued unless the Optionee otherwise requests in writing. Shares of Stock purchased upon exercise of the Option will be issued in the name of the Optionee. The Optionee shall not be entitled to any rights and privileges as a shareholder of the Company in respect of any shares of Stock covered by this Option until such shares of Stock shall have been paid for in full and issued to the Optionee.

          b.  Payment.  Payment shall be in cash, or by certified or cashier's
              -------
     check payable to the order of the Company, free from all collection charges. Notwithstanding the preceding, at the direction of the Board, payment may be made by delivery of shares of Stock already owned by the Optionee and having a fair market value equal to the aggregate Option Price, or by a combination of cash and shares of Stock. Options shall be deemed to have been exercised on the first date upon which the Company receives the notice of exercise, payment of the purchase price and all other documents, information and amounts required in respect of such exercise by the Plan or this Agreement.

     3.   The Plan and the Committee.  It is understood that the Plan is
          --------------------------
incorporated herein by reference and made a part of this Agreement as if fully set forth herein. The Plan shall control in the event there shall be any conflict between the Plan and this Agreement, and it shall control as to any matters not contained in this Agreement. Terms used in this Agreement which are defined in the Plan shall have the same meanings in this Agreement as are assigned to such terms in the Plan. The Committee shall have authority to make constructions of this Agreement, and to correct any defect or supply any omission or reconcile any inconsistency in this Agreement, and to prescribe rules and regulations relating to the administration of this Option and other Options granted under the Plan.

     4.   Death or Disability.  In the event of termination of services by
          -------------------
reason of disability (of which the Committee shall be the sole judge) or the death of the Optionee while he is providing services to the Company or a Subsidiary of the Company, this Option shall be fully exercisable (whether or not exercisable on the date of his death or termination of employment by reason of disability) at any time prior to the expiration date of this Option, by the person or persons specified in the Optionee's will or, if the Optionee shall have failed to make specific provision in his will for such exercise or shall have died intestate, or in the case of disability, when appropriate, by the Optionee's guardian or legal representative.

     5.   Compliance with Laws.  Each exercise of this Option shall, at the
          --------------------
election of the Committee, be contingent upon receipt by the Company from the holder of this Option of such written representations concerning his intentions with regard to retention or disposition of the shares being acquired by exercise of this Option and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Committee, may be necessary to ensure that any disposition by such holder will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. This Option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares of Stock subject to this Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the issuance or delivery of shares hereunder, this Option may not be exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     6.   Rights as a Shareholder.  Neither the Optionee nor his guardian or
          -----------------------
legal representatives shall be or have any of the rights or privileges of a shareholder of the Company in respect of any of the shares deliverable upon the exercise of this Option unless and until certificates representing such shares shall have been issued and delivered.

     7.   No Right of Employment.  Neither the granting of this Option, the
          ----------------------
exercise of any part hereof, nor any provision of the Plan or this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Subsidiary of the Company to employ the Optionee as a consultant for any specified period.

     8.   Representation of Optionee.  Optionee hereby represents and warrants
          --------------------------
to the Company that, if the option is exercised, the shares of Stock shall be acquired solely for Optionee's own account, for investment purposes only and not with a view to the distribution or resale thereof. Optionee understands and acknowledges that (i) the share of Stock are unregistered and may not be sold unless they are subsequently registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration is available; (ii) the exemption from registration under Rule 144 under the Securities Act may not ever become available; and (iii) the Company is under no obligation to register the shares of Stock under the Securities Act or any state securities law or to make Rule 144 (or any other exemption) available.

     9.   Non-Transferability.  Except as otherwise provided in this Agreement,
          -------------------
this Option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or any right or privilege conferred hereby, contrary to the provisions hereof, this Option and the rights and privileges conferred hereby shall immediately become null and void.

     10.  Notice.  Every notice or other communication relating to this
          ------
Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended, in each case properly addressed, if to the Company, at the address of its executive offices in Tacoma, Washington, Attention: Chief Executive Officer, or if mailed or delivered to the Optionee, at the address set forth in the Company's records (or at such other address or in care of such other person as may hereafter be designated in writing by either party to the other).

     11.  Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of Washington, other than with respect to choice of laws rules and principles. The Optionee consents to personal jurisdiction in any action brought in any court, federal or state, within the State of Washington having subject matter jurisdiction in the matter.

     12.  Entire Agreement.  This Agreement is the complete agreement and
          ----------------
understanding between the parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations, either oral or written, between the parties that may have related to the subject matter hereof in any way. No change or modification of this Agreement shall be valid or binding on the parties hereto, nor shall any waver of any term or condition in the future be so binding, unless such change or modification or waver shall be in writing and signed by the parties hereto.

     13.  Severability.  In the event any provision of this Agreement is held to
          ------------
be unenforceable for any reason, the unenforceability thereof will not affect the remainder of the Agreement, which shall remain in full force and effect and enforceable in accordance with its terms. However, if any provision of this Agreement is held to be unenforceable and such unenforceability shall substantially alter this Agreement or change the intent and/or effect hereof, the parties hereby agree to amend and/or modify this Agreement sufficiently to restore the original intended effect or, as close thereto as possible.

     14.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its duly authorized officer on the date first above written, and the Optionee has hereunto set his hand on such date.

                                    COMPANY:

                                    INSYNQ, INC.


                                    By: /s/ John P. Gorst
                                       -----------------------------------

                                    Its: Chairman CEO
                                         ---------------------------------

                                    OPTIONEE:


                                    /s/ David Wolfe
                                    --------------------------------------
                                    David Wolfe

                                AMENDMENT NO. 2
                             EMPLOYMENT AGREEMENT

Effective November 29, 2000, Employee shall be granted Non Qualified Stock Option ("Options") for 500,000 of the Company's Common Stock

       These options are granted as additional compensation and exercisable immediately at $.01 per share. These options are granted in recognition of the activities assisting the CEO and other officers negotiating and arranging the financial affairs of the company.

                      NONQUALIFIED STOCK OPTION AGREEMENT
                                   UNDER THE
                                 INSYNQ, INC.
                         2000 LONG TERM INCENTIVE PLAN


     Date of Grant:           December 1, 2000

     Name of Optionee:        David S. Wolfe

     Number of Shares:        500,000 (Five Hundred Thousand)

     Price Per Share:         $.01, (One Cent)

          INSYNQ, Inc. (the "Company"), hereby grants to the above-named Optionee (the "Optionee") an option (the "Option") to purchase from the Company, for the price per share set forth above, the number of shares of Common Stock, $.001 par value (the "Stock"), of the Company.

     1.   Terms. The terms and conditions of the Option granted hereby, to the
          -----
extent not controlled by the terms and conditions contained in the Plan, are as follows:

          a.  Price. The price at which each share of Stock subject to this
              -----
     Option may be purchased shall be the price set forth above, subject to any adjustments that may be made pursuant to the terms of the Plan.

          b.  Exercise and Vesting.  This Option may be exercised only to the
              --------------------
     extent that such Option is vested in accordance with the following table:

                                              May Be Purchased
                                              ----------------
       Number of Shares              Not Before                Not After
       ----------------              ----------                ---------

           500,000                December 1, 2000         December 5, 2000
         ___________                 ___________              ___________
         ___________                 ___________              ___________
         ___________                 ___________              ___________

     Subject to the preceding vesting schedule, this Option may be exercised in whole or in part. Except as set forth in Sections 4 or 5 hereof, (i) the Optionee may not exercise this Option unless at the time of exercise he has been in the employ of the Company and/or a Subsidiary of the Company continuously since the date of the grant of this Option, and (ii) the unvested portion of this Option shall terminate and be forfeited immediately on the date the Optionee ceases to be a full-time employee of the Company. This Option shall be exercisable during the lifetime of the Optionee only by him or his guardian or legal representative. Neither the Optionee nor any person exercising this Option pursuant to Section 6 hereof may exercise this Option for a fraction of a share.

     2.   Exercise and Payment.
          --------------------

          a.  Manner of Exercise. The Optionee (or his representative, guardian,
              ------------------
     devisee or heir, as applicable) may exercise any portion of this Option that has become exercisable in accordance with the terms hereof as to all or any of the shares of stock by giving written notice of exercise to the Company, in form satisfactory to the Board, specifying the number of shares to be purchased and accompanying such notice with payment of the full purchase price therefor in (i) lawful United States currency or (ii) partially or entirely in whole shares of Stock of the Company with a Fair Market Value Per Share (as defined in the Plan) equal to the Option price for such number of shares as of the close of business on the immediately preceding business day, with the balance, if any, to be paid in cash. This Option may not be exercised for less than fifty (50) shares of Stock or the number of shares of Stock remaining subject to this Option, whichever is smaller. The election shall state the address to which dividends, notices, reports, etc. are to be sent, and shall contain the Optionee's social security number. Only one (1) certificate evidencing the Stock will be issued unless the Optionee otherwise requests in writing. Shares of Stock purchased upon exercise of the Option will be issued in the name of the Optionee. The Optionee shall not be entitled to any rights and privileges as a shareholder of the Company in respect of any shares of Stock covered by this Option until such shares of Stock shall have been paid for in full and issued to the Optionee.

          b.  Payment.  Payment shall be in cash, or by certified or cashier's
              -------
     check payable to the order of the Company, free from all collection charges. Notwithstanding the preceding, at the direction of the Board, payment may be made by delivery of shares of Stock already owned by the Optionee and having a fair market value equal to the aggregate Option Price, or by a combination of cash and shares of Stock. Options shall be deemed to have been exercised on the first date upon which the Company receives the notice of exercise, payment of the purchase price and all other documents, information and amounts required in respect of such exercise by the Plan or this Agreement.

          c.  Shareholder's Agreement.  Prior to the issuance of any shares of
              -----------------------
     Stock under this Agreement and the Plan, the Participant shall execute a copy of the then applicable shareholders agreement of XCEL Management, Inc.

     3.   Withholding Tax.  Prior to the exercise of this Option, and as a
          ---------------
condition to the Company's obligation to deliver shares upon such exercise, or in connection with any disposition of shares acquired pursuant to such exercise, the holder of this Option shall make arrangements satisfactory to the Company for the payment of any applicable federal or other withholding taxes payable as a result thereof, which the Optionee may elect to satisfy by instructing the Company to retain a sufficient number of shares of Stock to cover the amount required to be withheld.

     4.   Termination of Employment.  If Optionee's employment relationship with
          -------------------------
the Company shall be terminated by the Company for Cause (as defined below) prior to the expiration or earlier termination of this Option, then all rights of such Optionee under this Agreement shall terminate and shall be forfeited effective as of the date of such termination of employment relationship.

          (a) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company in accordance with the terms or requirements of the Optionee's employment or consulting relationship with the Company;

          (b) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company;

          (c) the commission of an act of embezzlement or fraud;

          (d) deliberate disregard of the rules or policies of the Company which results in direct or indirect loss, damage or injury to the Company;

          (e) the unauthorized disclosure of any trade secret or confidential information of the Company; or

          (f) the commission of an act that constitutes unfair competition with the Company or which induces any customer or supplier to break a contract with the Company.

     5.   Death or Disability.  In the event of termination of employment by
          -------------------
reason of disability (of which the Committee shall be the sole judge) or the death of the Optionee while he is an employee of the Company or a Subsidiary of the Company, this Option shall be fully exercisable (whether or not exercisable on the date of his death or termination of employment by reason of disability) at any time prior to the expiration date of this Option or within twelve (12) months after the date of death or termination of employment, whichever is the shorter period, by the person or persons specified in the Optionee's will or, if the Optionee shall have failed to make specific provision in his will for such exercise or shall have died intestate, or in the case of disability, when appropriate, by the Optionee's guardian or legal representative.

     6.   Compliance with Laws.  Each exercise of this Option shall, at the
          --------------------
election of the Committee, be contingent upon receipt by the Company from the holder of this Option of such written representations concerning his intentions with regard to retention or disposition of the shares being acquired by exercise of this Option and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Committee, may be necessary to ensure that any disposition by such holder will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.
This Option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares of Stock subject to this Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the issuance or delivery of shares hereunder, this Option may not be exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     7.   Rights as a Shareholder.  Neither the Optionee nor his guardian or
          -----------------------
legal representatives shall be or have any of the rights or privileges of a shareholder of the Company in respect of any of the shares deliverable upon the exercise of this Option unless and until certificates representing such shares shall have been issued and delivered.

     8.   No Right of Employment.  Neither the granting of this Option, the
          ----------------------
exercise of any part hereof, nor any provision of the Plan or this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Subsidiary of the Company to employ the Optionee for any specified period.

     9.   Representation of Optionee. Optionee hereby represents and warrants to
          --------------------------
the Company that, if the option is exercised, the shares of Stock shall be acquired solely for Optionee's own account, for investment purposes only and not with a view to the distribution or resale thereof. Optionee understands and acknowledges that (i) the share of Stock are unregistered and may not be sold unless they are subsequently registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration is available; (ii) the exemption from registration under Rule 144 under the Securities Act may not ever become available; and (iii) the Company is under no obligation to register the shares of Stock under the Securities Act or any state securities law or to make Rule 144 (or any other exemption) available.

     10.  Non-Transferability.  Except as otherwise provided in this Agreement,
          -------------------
this Option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or any right or privilege conferred hereby, contrary to the provisions hereof, this Option and the rights and privileges conferred hereby shall immediately become null and void.

     11.  Notice.  Every notice or other communication relating to this
          ------
Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended, in each case properly addressed, if to the Company, at the address of its executive offices in Tacoma, Washington,

Attention: Chief Executive Officer, or if mailed or delivered to the Optionee, at the address set forth below his signature to this Agreement (or at such other address or in care of such other person as may hereafter be designated in writing by either party to the other).

     12.  Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of Washington, other than with respect to choice of laws rules and principles. The Optionee consents to personal jurisdiction in any action brought in any court, federal or state, within the State of Washington having subject matter jurisdiction in the matter.

     13.  Entire Agreement.  This Agreement is the complete agreement and
          ----------------
understanding between the parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations, either oral or written, between the parties that may have related to the subject matter hereof in any way. No change or modification of this Agreement shall be valid or binding on the parties hereto, nor shall any waver of any term or condition in the future be so binding, unless such change or modification or waver shall be in writing and signed by the parties hereto.

     14.  Severability.  In the event any provision of this Agreement is held to
          ------------
be unenforceable for any reason, the unenforceability thereof will not affect the remainder of the Agreement, which shall remain in full force and effect and enforceable in accordance with its terms. However, if any provision of this Agreement is held to be unenforceable and such unenforceability shall substantially alter this Agreement or change the intent and/or effect hereof, the parties hereby agree to amend and/or modify this Agreement sufficiently to restore the original intended effect or, as close thereto as possible.

     15.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its duly authorized officer on the date first above written, and the Optionee has hereunto set his hand on such date.

                                  COMPANY:

                                  INSYNQ, INC.


                                  By: /s/ John P. Gorst
                                     -----------------------------------

                                  Its:  Chairman/CEO



                                  OPTIONEE:


                                  /s/ David S. Wolfe
                                  --------------------------------------
                                  Signature

                                  David S. Wolfe

                                  1325 Ravera Court
                                  Encinietas, CA 92024

                                  Social Security Number

                                  EXHIBIT "A"
                                  -----------

                              NOTICE OF EXERCISE
                   (To be executed by Holder to exercise the
                         Warrant in whole or in part)



Insynq, Inc.
1101 Broadway Plaza
Tacoma, Washington  98402

     Re: Option to Purchase Common Stock dated December 1, 2000 by and between the Company and David S. Wolfe (the "Option')

Dear Sir or Madam:

     The undersigned holder irrevocably elects to exercise the Option of Insynq, Inc. to purchase 500,000 shares of Common Stock of Insynq, Inc. (the "Company") subject to the Option, and hereby makes payment of the amount of $5000.00 in the manner described below, representing the Exercise Price per share of Common Stock multiplied by the number of shares of Common Stock to be purchased pursuant to this exercise.


                              By:/s/ David S. Wolfe
                                 ------------------------

$__________cash
$5000 check
$__________wire transfer

                       ADDENDUM TO EMPLOYMENT AGREEMENT
                            DATED NOVEMBER 29, 2000



This addendum is to further clarify the Non Qualified Stock Option (the "Option") granted on November 29, 2000. The Option is not granted pursuant to Insynq, Inc.'s 2000 Long Term Incentive Plan but is being registered outside the Plan. A separate Form S-8 registration statement will be filed to register the shares subject to the Options. The shares shall be registered at issuance and be issued no later than fifteen (15) days from the exercise date of this Option.



Dated:  December 7, 2000

EMPLOYEE                                INSYNQ, INC.


/s/ David S. Wolfe                      /s/ John P. Gorst
---------------------------------       -----------------------------
David S. Wolfe                          John P. Gorst
                                        Chief Executive Officer